                                                               EXHIBIT 4.1

         NUMBER                       CHS                         SHARES
                          ----------------------------
                          CREATIVE HOST SERVICES, INC.
                          ----------------------------      -----------------
                                                            CUSIP 22527P 10 2
                                                            -----------------
                                                               SEE REVERSE
                                                         FOR CERTAIN DEFINITIONS

                INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA
                             AUTHORIZED SHARES NO PAR VALUE



THIS CERTIFIES THAT


IS THE OWNER OF

     FULLY PAID AND NON-ASSESSABLE SHARES OF NO PAR VALUE COMMON STOCK OF

                            CREATIVE HOST SERVICES, INC.

transferable only on the books of the Company in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

       IN WITNESS WHEREOF, the said Company has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Company.

Dated:
                               CREATIVE HOST SERVICES, INC.
                                        CORPORATE
                                          SEAL
                                       CALIFORNIA

   TASNEEM VAKHARIA, SECRETARY                             SAYED ALI, PRESIDENT


COUNTERSIGNED:
    AMERICAN SECURITIES TRANSFER & TRUST, INC.
                 P.O. BOX 1596
             DENVER, COLORADO 80201

By
  -----------------------------------------------
  Transfer Agent & Registrar Authorized Signature


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                          CREATIVE HOST SERVICES, INC.

                 TRANSFER FEE: $15.00 PER NEW CERTIFICATE ISSUED

    The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common           UNIF GIFT MIN ACT-......Custodian.......
TEN ENT -as tenants by the entireties                      (Cust)        (Minor)
JT TEN  -as joint tenants with right of            under Uniform Gifts to Minors
         survivorship and not as tenants           Act..........................
         in common                                             (State)

     Additional abbreviations may also be used though not in the above list.

--------------------------------------------------------------------------------

For Value Received,_________________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------attorney-in-fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated
      ---------------------------


                        --------------------------------------------------------

                        --------------------------------------------------------
                        NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:


--------------------------------
The signature(s) should be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.